UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On September 15, 2017, Collectors Universe, Inc. (the ”Company”) obtained a five-year, $3.5 million unsecured term loan (the “Term Loan”) from ZB, N.A., dba California Bank &Trust (“CB&T” or the “Bank”), on the terms and subject to the conditions set forth in a Business Loan Agreement dated September 15, 2017, as modified by an Addendum to Business Loan Agreement (as so modified, the “Loan Agreement”), a copy of which is attached as Exhibit 10.98 to this Current Report on Form 8-K. During its first year (the "Draw-Down Period"), the Loan will take the form of a non-revolving credit line during which period the Company is entitled to draw down borrowings under the Term Loan at such times and in such amounts as it may request, provided that the maximum aggregate principal amount of the borrowings that may be outstanding may not exceed $3.5 million. During the Draw-Down Period the Company is required to make monthly payments of accrued but unpaid interest, only, at whichever of the following two interest rates as the Company may select: (i) LIBOR plus 2.25% per annum (the "LIBOR Rate"), or (ii) the highest prime lending rate published from time to time by the Wall Street Journal less 0.25% per annum (the "Prime Rate"), in either case subject to an interest rate floor of 2.250% per annum.

At the end of the one-year Draw-Down Period, the Loan will automatically convert into a four-year term loan in the principal amount then outstanding. During that four year period, the Company will be required to repay the Term Loan in 48 equal monthly principal payments, together with interest at whichever of the following three rates as is selected by the Company: (i) the LIBOR Rate, (ii) the Prime Rate, or (iii) a fixed rate of __% per annum (the Fixed Rate"), in any case subject to an interest rate floor of 2.250% per annum.

If the Company chooses the Fixed Rate of interest, then it will be required to pay the Bank a prepayment penalty if the Company chooses to prepay more than 20% of the principal amount of the Term Loan after the end of the one year Draw-Down Period and prior to the last year of the Term Loan. If the Company selects the LIBOR Rate or the Prime Rate, it will not be required to pay any penalty or premium upon the prepayment of the Term Loan.

Borrowing under the Term Loan will be evidenced by a Promissory Note, as modified by an Addendum to Promissory Note (as so modified, the “Promissory Note”) entered into by the Company in favor of the Bank. A copy of the Promissory Note is attached as Exhibit 10.99 to this Current Report on Form 8-K.

The Company plans to use borrowings under the Term Loan to fund the Company’s share of the construction and related facility costs for its new corporate headquarters and for other general corporate purposes.

The Loan Agreement contains two financial covenants, which require the Company to maintain (a) a funded debt coverage ratio and (b) a debt service coverage ratio, respectively. The Loan Agreement also contains certain other covenants typical for this type of credit line, including a covenant which provides that, without the Bank’s consent, the Company may not incur additional indebtedness for borrowed money, except for (i) borrowings under a three year $10 million revolving credit line obtained from the Bank in January 2017, (ii) purchase money indebtedness and (iii) capitalized lease obligations. If the Company were to default in the payment of interest or principal, when due, or in its compliance with any of the financial or other covenants under the Loan Agreement, and fails to cure any such default within the applicable cure period, as set forth in the Loan Agreement, the Bank may accelerate the maturity date of the Term Loan, in which event the Company would then have to pay all of the outstanding principal and any unpaid interest in single lump sum payment and the Term Loan would be terminated.

The foregoing summaries of the Loan Agreement and Promissory Note are not intended to be complete and are qualified in their entirety by reference to the Loan Agreement and Promissory Note, copies of which are attached as Exhibits 10.98 and 10.99, respectively, to this Current Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 above in this Current Report, the Company has obtained a obtained a five-year, $3.5 million unsecured term loan from CB&T on the terms and subject to the conditions set forth in the Loan Agreement and Promissory Note referenced above. Reference is hereby made to, and there is hereby incorporated into this Item 2.03, the information contained in Item 1.01 of this Report regarding the Term Loan and the Loan Agreement and Promissory Note, which is qualified in its entirety by reference to Exhibits 10.98 and 10.99 hereto.

Item 7.01	Regulation FD Disclosure

On September 20, 2017, the Company issued a press release reported that it has obtained the above-described Term Loan and, in connection therewith, had entered into the above-referenced Term Loan Agreement and Promissory Note with CB&T. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item  7.01 of this Report, and Exhibit 99.1 hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information or such Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.98	Business Loan Agreement and related Addendum (the “Loan Agreement”) entered into September 15, 2017 by the Company and ZB N.A., dba California Bank & Trust (“CB&T”).

10.99	Promissory Note and related Addendum (the "Promissory Note"), dated September 15, 2017, entered into by the Company pursuant to the Business Loan Agreement attached as Exhibit 10.98.

99.1

Press release issued September 18, 2017 by Collectors Universe, Inc. reporting that it had obtained, on September 15, 2017, a five -year $3.5 million term loan from ZB, N.A. dba California Bank & Trust.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: September 20, 2017	By:	/s/ JOSEPH J. WALLACE

Joseph J. Wallace, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.98	Business Loan Agreement and related Addendum (the “Loan Agreement”) entered into September 15, 2017 by the Company and ZB N.A., dba California Bank & Trust (“CB&T”).

10.99	Promissory Note and related Addendum (the "Promissory Note"), dated September 15, 2017, entered into by the Company pursuant to the Business Loan Agreement attached as Exhibit 10.98.

99.1

Press release issued September 18, 2017 by Collectors Universe, Inc. reporting that it had obtained, on September 15, 2017, a five-year $3.5 million term loan from ZB, N.A. dba California Bank & Trust.

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